UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2008
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                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-9390                     95-2698708
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 (State or other                (Commission File             (I.R.S. Employer
  jurisdiction                       Number)              Identification Number)
of incorporation)


9330 BALBOA AVENUE, SAN DIEGO, CA                            92123
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(Address of principal executive offices)                   (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 7.01     REGULATION FD DISCLOSURE
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Hurricane Ike has impacted Company and franchised Jack in the Box(R) restaurants in the Gulf Coast region of Texas. Approximately 235 Company and franchised restaurants (189 Company and 46 franchised) were closed at the time Hurricane
Ike made landfall on Friday, Sept. 12. As of Sept. 19, approximately 100 Company and franchised Jack in the Box restaurants remain closed, primarily due to a lack of utilities. The Company's internal distribution network has been able to quickly re-stock restaurants as utility service is restored, and the Company expects restaurants to continue reopening. At the end of the Company's third quarter of fiscal 2008 (July 6), there were 2,148 Jack in the Box restaurants, including 1,378 Company and 770 franchised locations. The Company has property and business interruption insurance, subject to certain deductibles. At this time, it is too early to determine the financial impact of the storm damage and power outages.

Hurricane Ike had less of an impact on the Company's fast-casual subsidiary, Qdoba Mexican Grill(R). One franchised Qdoba restaurant in Texas was closed when Hurricane Ike made landfall on Sept. 12, but that location re-opened on Sept.
14. As the storm passed through the Midwest, three franchised Qdoba restaurants were closed for approximately two days each due to power outages. One franchised Qdoba restaurant in Louisville, Ky., has been closed since Sept. 14 due to lack of electricity in that area. At the end of the Company's third quarter, there were 438 Qdoba restaurants, including 99 Company and 339 franchised locations.




                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  JACK IN THE BOX INC.
                                         By:      JERRY P. REBEL
                                                  ------------------------------
                                                  Jerry P. Rebel
                                                  Executive Vice President
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)
                                                  (Duly Authorized Signatory)
                                                  Date: September 19, 2008


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